SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2004

SEDONA CORPORATION
(Exact Name of Issuer as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation or Organization)	0-15864 (Commission File Number)	95-4091769 (I.R.S. Employer Identification Number)

1003 W. 9th Avenue, Second Floor, King of Prussia, PA (Address of Principal Executive Offices)

(610) 337-8400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD Disclosure

On December 17, 2004, SEDONA Corporation issued a press release restating the 2004 revenue guidance previously released on August 27 2004. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press Release issued by Sedona Corporation on December 17, 2004

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: December 17, 2004	SEDONA CORPORATION

	By:	/s/ Marco A. Emrich Marco A. Emrich President and Chief Executive Officer

TABLE OF EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Sedona Corporation on December 17, 2004